Fees Summary	Aug. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,094,111.68
Previously Paid Amount	0.00
Total Fee Amount	1,392.31
Total Offset Amount	0.00
Net Fee	$ 1,392.31